UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2006
REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

DELAWARE	0001-338613	16-1731691
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
1700 Pacific, Suite 2900
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (214) 750-1771
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On July 27, 2006, Regency Energy Partners LP, or the Partnership, announced the declaration on that date of a cash distribution with respect to all outstanding common and subordinated units of the Partnership in the amount of $0.35 per unit payable on August 14, 2006 to holders of record on August 7, 2006. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Regency Energy Partners LP Press Release dated July 28, 2006.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP

REGENCY ENERGY PARTNERS LP

	By:	/s/ Stephen L. Arata

Stephen L. Arata
Executive Vice President
Chief Financial Officer

July 28, 2006

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Regency Energy Partners LP Press Release dated July 28, 2006.